                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      25
                DIVIDEND REINVESTMENT PLAN      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VOQ
-----------------------------------------------------------------------
One-year total return based on market price(1)               -6.25%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                         7.80%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      5.87%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         9.85%
-----------------------------------------------------------------------
Net asset value                                              $16.23
-----------------------------------------------------------------------
Closing common stock price                                 $14.3125
-----------------------------------------------------------------------
One-year high common stock price (08/30/00)                $16.5625
-----------------------------------------------------------------------
One-year low common stock price (10/25/00)                 $14.1250
-----------------------------------------------------------------------
Preferred share rate(5)                                      4.130%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state tax rate, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  62.4%   [PIE CHART]
- AA/Aa..............   1.5%
- A/A................  15.6%
- BBB/Baa............  10.7%
- Non-Rated..........   9.8%
As of October 31, 1999
- AAA/Aaa............  65.0%   [PIE CHART]
- AA/Aa..............   4.8%
- A/A................  15.2%
- BBB/Baa............   9.6%
- Non-Rated..........   5.4%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.084
12/99                                                                            0.084
1/00                                                                             0.084
2/00                                                                             0.084
3/00                                                                             0.079
4/00                                                                             0.079
5/00                                                                             0.079
6/00                                                                             0.079
7/00                                                                             0.079
8/00                                                                             0.079
9/00                                                                             0.070
10/00                                                                            0.070

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
General Purpose                                                            18.90                              15.10
Health Care                                                                18.60                              26.20
Single-Family Housing                                                      10.90                               7.80
Industrial Revenue                                                          9.20                               9.60
Transportation                                                              8.10                               4.10

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--September 1991 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
9/91                                                                      14.9500                            15.0000
                                                                          15.1500                            15.5000
                                                                          14.9200                            15.1250
                                                                          15.5400                            15.5000
9/92                                                                      15.9700                            15.8750
                                                                          15.9700                            15.7500
                                                                          16.8100                            16.0000
                                                                          17.8500                            16.7500
9/93                                                                      17.7200                            17.3750
                                                                          17.6300                            16.8750
                                                                          16.1300                            15.5000
                                                                          16.0600                            15.6750
9/94                                                                      15.6700                            15.5000
                                                                          14.8800                            14.6250
                                                                          16.2300                            15.7500
                                                                          16.4100                            16.0000
9/95                                                                      16.7000                            15.7500
                                                                          17.2800                            16.5000
                                                                          16.7000                            17.2500
                                                                          16.5600                            16.7500
9/96                                                                      16.7600                            16.6250
                                                                          17.0500                            17.0000
                                                                          16.7200                            16.8750
                                                                          17.0800                            17.5000
9/97                                                                      17.3600                            17.4375
                                                                          17.5100                            16.7500
                                                                          17.4600                            16.5000
                                                                          17.4400                            16.5000
9/98                                                                      17.6000                            18.8125
                                                                          17.4000                            19.1250
                                                                          17.2200                            18.6250
                                                                          16.6400                            15.3125
9/99                                                                      16.2600                            17.2500
                                                                          15.7600                            14.7500
                                                                          15.9500                            14.8750
                                                                          15.9000                            15.0000
                                                                          16.1500                            15.3125
10/00                                                                     16.2300                            14.3125

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                   [HANEY PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED
OCTOBER 31, 2000. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    At the state level, Ohio's "rust belt" economy remains strong, though not spectacular. The state's unemployment rate has generally tracked the national rate, and the economy continues to diversify away from manufacturing, led by the surging tourism and service sectors.

    Supply in the Ohio municipal market was down for the fiscal year, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing. The state budget, for example, has been bolstered by revenues that are more than $500 million above original estimates. This strong showing stemmed largely from larger-than-expected sales, use tax, and personal income tax receipts.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive level of income, even though the dividend was decreased slightly during the reporting period, once in March and once in September. Its monthly dividend of $0.07 per share translates to a distribution rate of 5.87 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.85 percent for an investor in the 40.4 percent combined federal and state income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of -6.25 percent based on market price. This reflects a decrease in market price from $16.2500 per share on October 31, 1999, to $14.3125 per share on October 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Ohio Municipal Bond Index posted a total return of 7.53 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of Ohio municipal securities with maturities greater than five years, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and had largely implemented by the end of March. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   When we could, we took advantage
of situations that allowed us to add higher-yielding bonds to the portfolio. Still, the trust's dividend was cut twice during the reporting period, as short-call, high-yielding bonds were sold in the course of extending the portfolio's duration. The trust's weighted average maturity increased by 4 years, ending the period at 15.2 years.

    In terms of credit quality, the portfolio's allocation to the highest-quality securities (those in the AAA, AA, or A rating category) declined to 79.5 percent of total long-term investments (down from 85 percent), while its allocation to BBB rated and nonrated securities rose by approximately 1 percent and 4 percent, respectively. Typically, the market rally was strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined. This market tendency, as well as the trust's short duration at the start of the period, contributed to the trust's underperformance relative to its peer group.

    Notable sector allocation changes during the period included an 8 percent decline in health-care bonds, a 6 percent decline in water and sewer bonds, and a 4 percent increase in the transportation sector.

Q   THE TRUST'S DIVIDEND WAS
    REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend during the period. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD FOR THE
    ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility.

    Bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance. Still, Ohio's large manufacturing sector will continue to leave the state economy vulnerable to a significant slowdown in the national economy. As always, we will monitor key market factors closely, including the impact of electric utility deregulation, increased demands for school funding, and ongoing profit pressures in the health-care sector.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  99.0%
          OHIO  84.4%
$  500    Athens Cnty, OH Cmnty Mental Hlth Rev West
          Cent Proj Ser I (LOC -- Bank One)........... 6.900%   06/01/10   $    515,055
 1,435    Avon Lake, OH City Sch Dist Cap Apprec (FGIC
          Insd).......................................   *      12/01/11        819,414
 1,000    Barberton, OH City Sch Dist (FGIC Insd)..... 5.125    11/01/22        949,430
 1,000    Batavia, OH Loc Sch Dist Rfdg (MBIA Insd)... 5.625    12/01/22      1,024,210
 1,000    Brecksville-Broadview Heights, OH City Sch
          Dist (FGIC Insd)............................ 5.250    12/01/21        970,800
 3,250    Cincinnati & Hamilton Cnty, OH Port Auth
          Indl Dev Rev Convention Garage Rfdg
          (Prerefunded @ 12/01/02).................... 7.450    06/01/10      3,505,482
 4,000    Cincinnati & Hamilton Cnty, OH Port Auth
          Indl Dev Rev Sixth Street Garage Rfdg
          (Prerefunded @ 12/01/02) (b)................ 7.450    06/01/10      4,314,440
   200    Cleveland, OH Pub Pwr Sys Rev Ser A (MBIA
          Insd)....................................... 7.000    11/15/17        208,434
   805    Cleveland, OH Pub Pwr Sys Rev Ser B (MBIA
          Insd)....................................... 7.000    11/15/17        838,947
   755    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev Port Cleveland Bond Fd Ser A............ 5.800    05/15/27        683,275
 1,025    Cleveland-Cuyahoga Cnty, OH Port Auth Rev
          Dev Port Cleveland Bond Fd Ser B............ 6.500    11/15/14      1,024,959
 1,500    Columbus, OH Tax Increment Easton Proj
          (AMBAC Insd)................................ 5.300    12/01/19      1,473,615
 3,250    Columbus, OH Tax Increment Fin Rev Easton
          Proj (AMBAC Insd)........................... 4.875    12/01/24      2,937,187
 1,000    Cuyahoga Cnty, OH Hlthcare Facs Rev Jennings
          Hall........................................ 7.300    11/15/23      1,006,770
 1,000    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
          Proj........................................ 7.500    01/01/30      1,037,260

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$  500    Cuyahoga Cnty, OH Hosp Rev Hlth Cleveland
          Fairview Genl Hosp & Lutheran Med Cent...... 6.300%   08/15/15   $    514,070
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd)............................   *      12/01/12        870,399
 1,625    Edgewood, OH City Sch Dist Cap Apprec Ser A
          Rfdg (MBIA Insd)............................   *      12/01/14        768,544
 3,000    Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
          Hosp Proj Rfdg.............................. 6.750    01/01/08      3,115,140
 4,000    Erie Cnty, OH Hosp Impt Rev Firelands Cmnty
          Hosp Proj Rfdg.............................. 6.750    01/01/15      4,108,640
   500    Finneytown, OH Loc Sch Dist (FGIC Insd)..... 6.200    12/01/17        554,020
 2,500    Franklin Cnty, OH Convention Fac Auth Tax &
          Lease Rev Antic Bonds Rfdg (MBIA Insd)...... 5.800    12/01/13      2,574,500
 7,500    Gateway Econ Dev Corp Gtr Cleveland OH
          Excise Tax Rev Sr Lien Ser A (FSA Insd)..... 6.875    09/01/05      7,775,775
 1,000    Gateway Econ Dev Corp Gtr Cleveland OH
          Stadium Rev................................. 6.500    09/15/14      1,014,240
 1,555    Greene Cnty, OH Swr Sys Rev Govtl Enterprise
          (AMBAC Insd)................................ 5.625    12/01/25      1,563,832
 3,000    Hamilton Cnty, OH Hlth Sys Rev Providence
          Hosp Franciscan Rfdg (Prerefunded
          @07/01/02).................................. 6.875    07/01/15      3,163,170
 2,000    Hamilton Cnty, OH Sales Tax Football Proj
          Ser A (MBIA Insd)........................... 4.750    12/01/27      1,731,420
10,000    Hamilton Cnty, OH Sales Tax Sub Ser B Cap
          Apprec (AMBAC Insd) (a).....................   *      12/01/23      2,696,000
   670    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd).......................................   *      12/01/14        318,096
 1,200    Heath, OH City Sch Dist Sch Impt Ser A (FGIC
          Insd)....................................... 5.500    12/01/27      1,190,916
 2,000    Hilliard, OH Sch Dist Cap Apprec Sch Impt
          (FGIC Insd).................................   *      12/01/18        735,380
 1,010    Liberty, OH Cmnty Recreation Cent........... 5.625    12/01/22      1,024,696
   500    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/14        237,385

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$  610    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/15   $    271,639
   745    Licking Heights, OH Loc Sch Dist Cap Apprec
          Ser A (FGIC Insd)...........................   *      12/01/17        291,541
 1,500    Lorain Cnty, OH Hosp Rev Mtg Elyria United
          Methodist Ser C Rfdg........................ 6.875%   06/01/22      1,494,030
 2,000    Lorain, OH Hosp Impt Rev Lakeland Cmnty Hosp
          Inc......................................... 6.500    11/15/12      2,104,560
 1,500    Lucas Cnty, OH Hlth Facs Rev OH Presbyterian
          Ser A Rfdg.................................. 6.750    07/01/20      1,427,865
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Sunset
          Retirement Ser A Rfdg....................... 6.375    08/15/15        988,110
   955    Marysville, OH Exmp Vlg Sch Dist Cap Apprec
          Sch Impt (AMBAC Insd).......................   *      12/01/16        399,047
 1,000    Middleburg Heights, OH Southwest Genl Hlth
          Cent (FSA Insd)............................. 5.625    08/15/15      1,022,570
 1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg (Prerefunded @ 12/01/09).... 5.600    12/01/11      1,056,410
 3,250    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-1
          (GNMA Collateralized)....................... 5.250    09/01/30      2,945,605
 2,955    Ohio Hsg Fin Agy Mtg Rev Residential Ser A-2
          (GNMA Collateralized)....................... 6.625    03/01/26      3,076,835
 5,550    Ohio Hsg Fin Agy Single Family Mtg Rev......   *      01/15/15      2,585,578
 5,850    Ohio Hsg Fin Agy Single Family Mtg Rev
          (Prerefunded @ 07/15/14)....................   *      01/15/15      2,688,133
 1,230    Ohio St Dept of Tran Ctfs Partn Panhandle
          Rail Line Proj (FSA Insd)................... 6.500    04/15/12      1,280,934
   645    Ohio St Econ Dev Rev OH Enterprise Bond Fd
          Ser 9....................................... 7.625    12/01/11        669,233
 2,000    Ohio St Solid Waste Disp Rev USG Corp
          Proj........................................ 6.050    08/01/34      1,694,240

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$1,250    Ohio St Tpk Commn Tpk Rev Ser B (FGIC
          Insd)....................................... 4.750%   02/15/28   $  1,087,125
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch
          Facs Constr (FSA Insd)......................   *      12/01/10        312,075
   515    Olentangy Loc Sch Dist OH Cap Apprec Sch
          Facs Constr (FSA Insd)......................   *      12/01/11        294,075
 1,000    Pike Cnty, OH Hlthcare Fac Rev Rfdg......... 6.750    06/01/17        956,760
 1,380    Toledo-Lucas Cnty, OH Port Auth Dev Rev
          Northwest OH Bond Fd Ser D (a).............. 6.900    11/15/20      1,380,718
 1,650    Toledo-Lucas Cnty, OH Port Auth Port Rev
          Facs Cargill Inc Proj Rfdg.................. 7.250    03/01/22      1,722,979
 3,000    Westerville, OH Minerva Pk & Blendon Jt Twp
          Hosp Dist Rev Saint Anns Hosp Ser B Rfdg
          (AMBAC Insd)................................ 6.800    09/15/06      3,126,270
                                                                           ------------
                                                                             88,141,833
                                                                           ------------
          GUAM  4.6%
 1,000    Guam Arpt Auth Rev Ser B.................... 6.700    10/01/23      1,036,970
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.125    10/01/29      1,886,700
 2,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34      1,929,680
                                                                           ------------
                                                                              4,853,350
                                                                           ------------
          PUERTO RICO  5.5%
 5,000    Puerto Rico Comwlth Pub Impt Rfdg........... 3.000    07/01/06      4,605,900
 1,000    Puerto Rico Elec Pwr Auth Pwr Rev Ser T
          (Prerefunded @ 07/01/04).................... 6.375    07/01/24      1,091,560
                                                                           ------------
                                                                              5,697,460
                                                                           ------------
          U. S. VIRGIN ISLANDS  4.5%
 1,500    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A........................... 6.500    10/01/24      1,551,450
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
          Taxes Ln Nt Ser A (ACA Insd)................ 6.125    10/01/29      1,026,360
 2,000    Virgin Islands Pub Fin Auth Rev Matching Fd
          Ln Nts Ser A Rfdg (Prerefunded @
          10/01/02)................................... 7.250    10/01/18      2,151,700
                                                                           ------------
                                                                              4,729,510
                                                                           ------------
TOTAL LONG-TERM INVESTMENTS  99.0%
  (Cost $98,544,391)....................................................    103,422,153
SHORT-TERM INVESTMENTS 1.5%
  (Cost $1,610,000).....................................................      1,610,000
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

TOTAL INVESTMENTS  100.5%
  (Cost $100,154,391)...................................................   $105,032,153
LIABILITIES IN EXCESS OF OTHER ASSETS (0.5%)............................       (559,494)
                                                                           ------------

NET ASSETS 100.0%.......................................................   $104,472,659
                                                                           ============

* Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.
(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
ACA--American Capital Access Insurance Company
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $100,154,391).......................  $105,032,153
Cash........................................................        52,689
Receivables:
  Investments Sold..........................................     2,144,721
  Interest..................................................     1,604,580
Other.......................................................         2,518
                                                              ------------
    Total Assets............................................   108,836,661
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,049,565
  Investment Advisory Fee...................................        61,740
  Income Distributions--Common and Preferred Shares.........        47,617
  Administrative Fee........................................        17,640
  Affiliates................................................         6,182
Trustees' Deferred Compensation and Retirement Plans........       114,282
Accrued Expenses............................................        66,976
                                                              ------------
    Total Liabilities.......................................     4,364,002
                                                              ------------
NET ASSETS..................................................  $104,472,659
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 35,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,281,128 shares issued and
  outstanding)..............................................        42,811
Paid in Surplus.............................................    63,364,088
Net Unrealized Appreciation.................................     4,877,762
Accumulated Net Realized Gain...............................     1,122,066
Accumulated Undistributed Net Investment Income.............        65,932
                                                              ------------
    Net Assets Applicable to Common Shares..................    69,472,659
                                                              ------------
NET ASSETS..................................................  $104,472,659
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($69,472,659 divided by
  4,281,128 shares outstanding).............................  $      16.23
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $6,378,017
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     722,588
Administrative Fee..........................................     206,454
Preferred Share Maintenance.................................      96,731
Trustees' Fees and Related Expenses.........................      19,229
Custody.....................................................       9,373
Legal.......................................................       7,951
Other.......................................................     101,987
                                                              ----------
    Total Expenses..........................................   1,164,313
    Less Credits Earned on Cash Balances....................         300
                                                              ----------
    Net Expenses............................................   1,164,013
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,214,004
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $1,211,652
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   4,752,351
  End of the Period.........................................   4,877,762
                                                              ----------
Net Unrealized Appreciation During the Period...............     125,411
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $1,337,063
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $6,551,067
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  5,214,004        $  5,261,100
Net Realized Gain/Loss..............................      1,211,652             (88,974)
Net Unrealized Appreciation/Depreciation During the
  Period............................................        125,411          (6,389,260)
                                                       ------------        ------------
Change in Net Assets from Operations................      6,551,067          (1,217,134)
                                                       ------------        ------------
Distributions from Net Investment Income:
  Common Shares.....................................     (4,065,062)         (4,298,594)
  Preferred Shares..................................     (1,442,278)         (1,173,442)
                                                       ------------        ------------
                                                         (5,507,340)         (5,472,036)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Common Shares.....................................            -0-             (63,246)
  Preferred Shares..................................            -0-             (19,074)
                                                       ------------        ------------
                                                                -0-             (82,320)
                                                       ------------        ------------
Total Distributions.................................     (5,507,340)         (5,554,356)
                                                       ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      1,043,727          (6,771,490)
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment......................................         71,036             423,310
                                                       ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...............      1,114,763          (6,348,180)
NET ASSETS:
Beginning of the Period.............................    103,357,896         109,706,076
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $65,932 and
  $359,268, respectively)...........................   $104,472,659        $103,357,896
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                   YEAR ENDED OCTOBER 31,     TWO MONTHS
                                                   -----------------------       ENDED
                                                     2000           1999     OCT. 31, 1998
                                                   ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).....  $  15.98       $ 17.57      $  17.57
                                                   --------       -------      --------
  Net Investment Income..........................      1.22          1.23           .21
  Net Realized and Unrealized Gain/Loss..........       .32         (1.51)          .01
                                                   --------       -------      --------
Total from Investment Operations.................      1.54          (.28)          .22
                                                   --------       -------      --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders..................       .95          1.01           .17
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders..................       .34           .28           .05
  Distributions from Net Realized Gains:
    Paid to Common Shareholders..................       -0-           .02           -0-
    Common Share Equivalent of Distributions Paid
      to Preferred Shareholders..................       -0-           -0-           -0-
                                                   --------       -------      --------
Total Distributions..............................      1.29          1.31           .22
                                                   --------       -------      --------
NET ASSET VALUE, END OF THE PERIOD...............  $  16.23       $ 15.98      $  17.57
                                                   ========       =======      ========

Market Price Per Share at End of the Period......  $14.3125       $16.250      $19.0625
Total Investment Return at Market Price (b)......    -6.25%        -9.60%         4.00%*
Total Return at Net Asset Value (c)..............     7.80%        -3.40%         0.96%*
Net Assets at End of the Period (In millions)....  $  104.5       $ 103.4      $  109.7
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**..................     1.71%         1.75%         1.79%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).........     5.55%         5.65%         5.44%
Portfolio Turnover...............................       36%           20%            0%*
 * Non-Annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares....................     1.13%         1.18%         1.22%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.252 per share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

                                                                 SEPTEMBER 27, 1991
                                                                  (COMMENCEMENT OF
                       YEAR ENDED AUGUST 31,                         INVESTMENT
     ---------------------------------------------------------     OPERATIONS) TO
      1998      1997      1996      1995      1994      1993      AUGUST 31, 1992
-----------------------------------------------------------------------------------
     $ 17.23   $ 16.55   $ 16.60   $ 16.24   $ 17.45   $ 15.99        $ 14.75
     -------   -------   -------   -------   -------   -------        -------
        1.26      1.28      1.26      1.27      1.29      1.29           1.01
         .41       .74       -0-       .40     (1.20)     1.44           1.17
     -------   -------   -------   -------   -------   -------        -------
        1.67      2.02      1.26      1.67       .09      2.73           2.18
     -------   -------   -------   -------   -------   -------        -------
        1.01      1.01      1.01       .98       .98       .98            .73
         .29       .28       .30       .33       .21       .20            .21
         .02       .04       -0-       -0-       .09       .07            -0-
         .01       .01       -0-       -0-       .02       .02            -0-
     -------   -------   -------   -------   -------   -------        -------
        1.33      1.34      1.31      1.31      1.30      1.27            .94
     -------   -------   -------   -------   -------   -------        -------
     $ 17.57   $ 17.23   $ 16.55   $ 16.60   $ 16.24   $ 17.45        $ 15.99
     =======   =======   =======   =======   =======   =======        =======

     $18.500   $17.000   $16.500   $15.875   $15.750   $17.250        $16.250
      15.39%     9.55%    10.47%     7.34%    -2.54%    13.17%         13.59%*
       8.16%    10.70%     5.85%     8.74%    -0.79%    16.26%         11.78%*
     $ 109.6   $ 107.7   $ 104.7   $ 104.6   $ 103.0   $ 108.1        $ 101.8
       1.75%     1.78%     1.80%     1.81%     1.82%     1.72%          1.79%
       5.57%     5.89%     5.75%     6.00%     6.39%     6.61%          5.83%
          5%        7%        6%       24%        0%       18%            43%*
       1.18%     1.19%     1.20%     1.19%     1.22%     1.14%          1.22%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Quality Municipal Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Ohio municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At October 31, 2000, for federal income tax purposes the cost of long- and short-term investments is $100,154,391, the aggregate gross unrealized appreciation is $5,335,316 and the aggregate gross unrealized depreciation is $457,554, resulting in net unrealized appreciation on long- and short-term investments of $4,877,762.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2000, the Trust's custody fee was reduced by $300 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $1,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

Trust recognized expenses of approximately $13,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At October 31, 2000 and 1999, paid in surplus related to common shares aggregated $63,364,088 and $63,293,096, respectively.

    Transactions in common shares were as follows:

                                                      YEAR ENDED          YEAR ENDED
                                                   OCTOBER 31, 2000    OCTOBER 31, 1999
                                                   ------------------------------------
Beginning Shares.................................     4,276,726           4,252,556
Shares Issued Through Dividend Reinvestment......         4,402              24,170
                                                      ---------           ---------
Ending Shares....................................     4,281,128           4,276,726
                                                      =========           =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $36,690,484 and $37,117,309, respectively.

5. PREFERRED SHARES

The Trust has outstanding 1,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 2000 was 4.130%. During the year ended October 31, 2000, the rates ranged from 3.450% to 5.750%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Ohio Quality Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Ohio Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Ohio Quality Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                             Van Kampen Funds Inc.

                             Attn: Closed-End Funds

                              2800 Post Oak Blvd.

                               Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 100% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regards to the election of the following trustee by common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen........................................  3,661,162             34,603

2) With regards to the election of the following trustee by preferred shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer...........................................    1,240                -0-

The other trustees of the Trust whose terms did not expire in 2000 were David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonnenschein.

3) With regards to the ratification of Deloitte & Touche LLP as the independent auditors for the Trust, 3,651,755 common shares and 1,240 preferred shares voted in favor of the proposal, 12,285 shares voted against and 31,725 shares abstained.